UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GABELLI DIVIDEND & INCOME TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 11, 2026

To the Shareholders of

THE GABELLI DIVIDEND & INCOME TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 11, 2026, at 11:30 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 (the “Meeting”), and at any adjournment(s), postponement(s) or delay(s) thereof for the following purposes:

1.	To elect four (4) Trustees of the Fund in the following manner:

(a)	three (3) Trustees to be elected by the holders of the Fund’s common shares and holders of its 5.375% Series H Cumulative Preferred Shares, Series J Cumulative Term Preferred Shares, 4.250% Series K Cumulative Preferred Shares, and Series M Cumulative Preferred Shares (collectively, the “Preferred Shares”), voting together as a single class; and

(b)	one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class; and

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

This meeting is very important because Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P., (“Saba Capital” and together with the Saba Hedge Fund and certain affiliates thereof, “Saba”) has proposed an individual (the “Hedge Fund Nominee”) to serve as a Trustee on the Board of Trustees of the Fund (the “Board”), which nominee is NOT endorsed by the Board. We urge you to review the proposals in the accompanying proxy statement and vote as recommended by the Board using the enclosed WHITE proxy card.

These items are discussed in greater detail in the accompanying Proxy Statement.

The close of business on March 12, 2026, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s), postponement(s) or delay(s) thereof. Your vote is extremely important this year in light of the proxy contest being conducted by Saba.

You may receive solicitation materials from Saba, including an opposition proxy statement and proxy card, seeking your proxy to vote for the Hedge Fund Nominee. The Board does NOT endorse the Hedge Fund Nominee. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba or the Hedge Fund Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by or on behalf of Saba or any person other than the Fund.

The Board unanimously recommends that you vote on the enclosed WHITE proxy card as follows:

Common Shareholders:	FOR the election of the Board’s three (3) nominees for election as Trustees of the Fund

Preferred Shareholders:	FOR the election of the Board’s four (4) nominees for election as Trustees of the Fund

The Board does NOT endorse the Hedge Fund Nominee.

The Board urges you NOT to sign or return any proxy card sent to you by or on behalf of Saba. Do NOT send back any proxy card you may receive from or on behalf of Saba, even to vote against the Hedge Fund Nominee, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by or on behalf of Saba, you can and are encouraged to change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the Meeting. Only the latest dated proxy you submit will be counted.

If you return a proxy card received from or on behalf of Saba you will be DISENFRANCHISED as to your ability to elect a full slate of Trustees. At the Meeting, four Trustees are standing for election – three to be elected by the holders of common shares and Preferred Shares voting together as a single class and one to be elected by the holders of Preferred Shares voting as a separate class. However, the Saba Hedge Fund has only nominated one Hedge Fund Nominee. Therefore, by returning a proxy card received from Saba, you will be unable to vote with respect to certain of the Trustees to be elected at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

If you have questions about the proposals or the voting instructions, please call EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at (888) 548-6498.

By Order of the Board of Trustees,

PETER GOLDSTEIN
Secretary

March 31, 2026

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your WHITE proxy card.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor	John B. Smith, Executor
Estate of Jane Smith

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the enclosed WHITE proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL MEETING OF SHAREHOLDERS
May 11, 2026

PRELIMINARY PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 11, 2026, at 11:30, ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 (the “Meeting”), and at any adjournment(s), postponement(s) or delay(s) thereof. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card(s) will first be mailed to shareholders on or about April 1, 2026.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2025, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com or at the Securities and Exchange Commission’s website at SEC.gov.

This meeting is very important because Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P., (“Saba Capital” and together with the Saba Hedge Fund and certain affiliates thereof, “Saba”) has proposed an individual (the “Hedge Fund Nominee”) to serve as a Trustee on the Board, which nominee is NOT endorsed by the Board. We urge you to review the proposals in the accompanying proxy statement and vote as recommended by the Board using the enclosed WHITE proxy card.

If you have questions about the proposals or the voting instructions, please call EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at (888) 548-6498.

If the enclosed WHITE proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy card has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy card to the Fund at the above address prior to the date of the Meeting.

If you return a proxy card received from or on behalf of Saba, you will be DISENFRANCHISED as to your ability to elect a full slate of Trustees. At the Meeting, four Trustees are standing for election – three to be elected by the holders of common shares and Preferred Shares voting together as a single class and one to be elected by the holders of Preferred Shares voting as a separate class. However, the Saba Hedge Fund has only nominated one Hedge Fund Nominee. Therefore, by returning a proxy card received from Saba, you will be unable to vote with respect to certain of the Trustees to be elected at the Meeting.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. If you plan to attend the Annual Meeting in person, please EQ Fund Solutions, LLC, the Fund’s proxy solicitor, at (888) 548-6498.

The Fund is not using a universal proxy card in connection with voting at the Meeting. Rule 14a-19 under the Securities Exchange Act of 1934, requiring the use of a universal proxy card in contested director elections, does not apply to the Fund because it is an investment company registered under the Investment Company Act of 1940. Accordingly, the Hedge Fund Nominee is not included on the enclosed WHITE proxy card and shareholders must use the proxy card sent to them by or on behalf of Saba in order to vote for the election of the Hedge Fund Nominee. Shareholders may refer to the proxy statement and any related materials filed by Saba with the Securities and Exchange Commission for information about the Hedge Fund Nominee. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba or the Hedge Fund Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence or representation by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting, except that for the election of the Trustee nominee to be elected by holders of Preferred Shares, a quorum is constituted by the presence or representation by proxy of the holders of one-third of the outstanding Preferred Shares entitled to vote on such matter. In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairperson of the Meeting may adjourn the Meeting one or more times to recommence at the same place or some other place, including to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate, in the chairperson’s sole discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. At such adjourned meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund may postpone, delay or cancel a meeting of shareholders, and if it does the Fund will make a public announcement of such postponement, delay or cancellation prior to the meeting. The postponed or delayed meeting may not be held more than 130 days after the initial record date.

The close of business on March 12, 2026, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments or postponements thereof.

The Fund has two classes of shares of beneficial interest outstanding: common shares, par value $0.001 per share (“Common Shares”), and preferred shares consisting of (i) 5.375% Series H Cumulative Preferred Shares (“Series H Preferred”), (ii) Series J Cumulative Term Preferred Shares (“Series J Preferred”), (iii) 4.250% Series K Cumulative Preferred Shares (“Series K Preferred”), and (iv) Series M Cumulative Preferred Shares (“Series M Preferred”), each having a par value of $0.001 per share (together, “Preferred Shares” and together with the Common Shares, the “Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote on each matter to properly come before the Meeting for each full share held. See “Additional Information—Delaware Statutory Trust Act—Control Share Acquisitions” for a discussion of the ability of holders of Common Shares and Preferred Shares that are “control shares” to vote such shares. On the record date, there were 87,446,297 Common Shares, 1,907,388 Series H Preferred, 5,804 Series J Preferred, 5,403,016 Series K Preferred, and 21,996,000 Series M Preferred outstanding.

Set forth below is information as to those shareholders to the Fund’s knowledge that beneficially own 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Morgan Stanley(1) 1585 Broadway New York, NY 10036	Common	7,617,018	8.7%

Saba Capital Management, L.P.(2) Floor 58 405 Lexington Avenue New York, NY 10174	Common	5,197,810	5.9%

GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580-1422	Preferred	17,130,000(3)	58.5%

MJG 1999 Descendants Trust One Corporate Center Rye, NY 10580	Preferred	2,500,000	8.5%

(1)	Based on a Schedule 13G/A filed on February 11, 2026.
(2)	Based on information provided to the Fund by the shareholder on March 11, 2026.
(3)	The shares reported are comprised of 5,430,000 shares of Series M Preferred owned by Mr. Gabelli; 3,500,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 2,500,000 shares of Series M Preferred owned by Gabelli Foundation Inc, 3,600,000 shares of Series M Preferred owned by GAMCO Investors, Inc, 1,700,000 shares of Series M Preferred owned by GGCP, Inc. and 400,000 shares of Series M Preferred owned by GAMCO Asset Management Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
● Three Trustees: Frank J. Fahrenkopf, Jr., Colin J. Kilrain, and Salvatore J. Zizza	Holders of Common Shares and Preferred Shares voting together as a single class
● One Trustee: Anthony S. Colavita		Holders of Preferred Shares voting as a separate class
Other Business	Holders of Common Shares and Preferred Shares voting together as a single class

PROPOSAL: TO ELECT FOUR (4) TRUSTEES OF THE FUND

The Proposal

To elect four (4) Trustees of the Fund in the following manner:

(a)	three (3) Trustees to be elected by the holders of the Fund’s common shares and holders of its 5.375% Series H Cumulative Preferred Shares, Series J Cumulative Term Preferred Shares, 4.250% Series K Cumulative Preferred Shares, and Series M Cumulative Preferred Shares (collectively, the “Preferred Shares”), voting together as a single class; and

(b)	one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class.

Trustees and Nominees for the Board of Trustees

The Board consists of thirteen Trustees, ten of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Frank J. Fahrenkopf, Jr., Colin J. Kilrain, Salvatore J. Zizza, and Anthony S. Colavita have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2029 Annual Meeting of Shareholders or until their successors are duly elected and qualified. James P. Conn, Frank J. Fahrenkopf, Jr., Mario J. Gabelli, Michael J. Melarkey, Salvatore M. Salibello and Salvatore J. Zizza have served as Trustees of the Fund since the October 23, 2003 organizational meeting of the Fund. Susan Watson Laughlin became a Trustee of the Fund on November 16, 2017. Elizabeth C. Bogan, Anthony S. Colavita, and Agnes Mullady became Trustees of the Fund on March 25, 2021. Christina A. Peeney became a Trustee of the Fund on February 8, 2022. Robert P. Astorino became a Trustee of the Fund on May 13, 2024. Colin J. Kilrain became a Trustee of the Fund on February 11, 2026. All of the Trustees of the Fund, with the exception of Robert P. Astorino, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2029 Annual Meeting of Shareholders

Frank J. Fahrenkopf, Jr.*
Colin J. Kilrain*
Salvatore J. Zizza*
Anthony S. Colavita**

Trustees Serving Until 2028 Annual Meeting of Shareholders

Mario J. Gabelli
Michael J. Melarkey
Christina A. Peeney
Susan Watson Laughlin

Trustees Serving Until 2027 Annual Meeting of Shareholders

Robert P. Astorino
Elizabeth C. Bogan
James P. Conn
Agnes Mullady
Salvatore M. Salibello

*	Standing for election by holders at the Meeting of Common Shares and Preferred Shares voting together as a single class.
**	Standing for election at the Meeting by holders of Preferred Shares voting as a separate class.

Under the Fund’s Second Amended and Restated Agreement and Declaration of Trust, as supplemented by the statements of preferences establishing each series of the Fund’s Preferred Shares (the “Declaration of Trust”), and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Anthony S. Colavita and James P. Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. Mr. Conn’s term as Trustee is scheduled to expire at the 2027 Annual Meeting of Shareholders. Therefore, he is not standing for election at this Meeting. A quorum of the Preferred Shareholders must be present or represented by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

The aforementioned nominees to the Board are collectively referred to herein as the “Board Nominees.” The Board unanimously recommends that you vote “FOR” each Board Nominee for election as a Trustee. Unless instructions are provided to the contrary, it is the intention of the persons named in the WHITE proxy to vote the WHITE proxy card “FOR” the election of the Board Nominees named above. Each Board Nominee has indicated that he or she has consented to being named in this Proxy Statement and to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each Board Nominee is qualified to serve as a Trustee under the Fund’s governing documents. Please do not return or vote any other color proxy card you may receive other than the WHITE proxy card.

Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee

INTERESTED TRUSTEES(4)

Mario J. Gabelli Chairman and Chief Investment Officer 1942	Since 2003**	Chairman, Co-Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)	30(9)

Agnes Mullady Trustee 1958	Since 2021***	Senior Vice President of GAMCO Investors, Inc. (2008-2019); Executive Vice President of Associated Capital Group, Inc. (November 2016-2019);	GAMCO Investors, Inc.	17

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee

		President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010-2019); Vice President of Gabelli Funds, LLC (2006-2019); Chief Executive Officer of G. distributors, LLC (2011-2019); and an officer of all of the Gabelli/ GAMCO/Teton Funds (2006-2019)

Christina A. Peeney Trustee 1969	Since 2022**	Adjunct Professor in the Business and Computer Science Department at Middlesex County College, Edison, New Jersey; Analyst at Amabile Partners	—	3

INDEPENDENT TRUSTEES/NOMINEES(5)

Robert P. Astorino Nominee 1967	Since 2024***	President of SR Media LLC (public policy, media, and government relations advisory firm) (2006-present)	—	1

Elizabeth C. Bogan Trustee 1944	Since 2021***	Former Senior Lecturer in Economics at Princeton University	—	12

Anthony S. Colavita(6) Trustee 1961	Since 2021*	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—	26

James P. Conn(6) Trustee 1938	Since 2003***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	23

Frank J. Fahrenkopf, Jr.(7) Trustee 1939	Since 2003*	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	11

Colin J. Kilrain Trustee 1958	Since February 2026*	Assistant to the Chairman of the Joint Chiefs of Staff (2021-2023); Senior Military Advisor to Director of the CIA (2019-2021)	—	3

Michael J. Melarkey Trustee 1949	Since 2003**	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKensie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility) (2004-2022)	27

Salvatore M. Salibello Trustee 1945	Since 2003***	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014); Director of LICT Corp. Telecommunications)	6

Susan Watson Laughlin Trustee 1952	Since 2017**	Executive Search Associate with Spencer Stuart (2010-2016); President of Investor Relations Association (1998-2000)	Director, PMV Consumer Acquisition Corp.	2

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex(3) Overseen by Trustee

Salvatore J. Zizza(7) Trustee 1945	Since 2003*	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.	38

OFFICERS

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years

John C. Ball President, Treasurer, and Principal Financial and Accounting Officer 1976	Since 2017	Senior Vice President of GAMCO Investors, Inc.; President and Chief Operating Officer of Gabelli Funds, LLC; Chief Executive Officer of G. Distributors, LLC; Officer of registered investment companies within the Gabelli Fund Complex

Peter Goldstein Secretary and Vice President 1953	Since 2020	Chief Legal Officer, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Carter W. Austin Vice President and Ombudsman 1966	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman 1976	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) of GAMCO Investors, Inc.

David I. Schachter Vice President 1953	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of G.research, LLC

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser. Ms. Mullady is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser and due to a previous business or professional relationship with the Fund and the Adviser. Ms. Peeney is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser.
(5)	Trustees/Board Nominees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees/Board Nominees. None of the Independent Trustees/Board Nominees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2025.
(6)	Trustee/Board Nominee elected solely by holders of the Fund’s Preferred Shares.

(7)	Mr. Fahrenkopf’s daughter, Leslie F. Foley, serves as a director of other funds in Gabelli Fund Complex.
(8)	Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualified.
(9)	As of December 31, 2025, there are a total of 52 registered investment companies in the Fund Complex. Of the 52 registered investment companies, Mr. Gabelli serves as a director or trustee for 30 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

*	Board Nominee to serve, if elected, until the Fund’s 2029 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.
**	Term continues until the Fund’s 2028 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.
***	Term continues until the Fund’s 2027 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

The Board believes that each Trustee and Board Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee and Board Nominee should serve in such capacity. Among the attributes or skills common to all Trustees and Board Nominees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee and Board Nominee’s ability to perform his or her duties effectively has been attained in large part through their business, consulting, or public service positions and through experience from service as a member of the Board of one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee and Board Nominee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

On January 7, 2026, the Board received a notice from the Saba Hedge Fund regarding its intent to nominate the Hedge Fund Nominee for election as a Trustee (the “Nomination Notice”). Prior to sending this notice, Saba had not engaged with the Fund in connection with its intent to nominate a Trustee. The Nominating Committee and the Board undertook an evaluation of the Hedge Fund Nominee. In connection with such evaluation, the Nominating Committee and the Board reviewed the Nomination Notice, including information regarding the qualifications of the Hedge Fund Nominee and reviewed a trustee questionnaire completed by the Hedge Fund Nominee. The Nominating Committee invited the Hedge Fund Nominee to participate in an interview with the Nominating Committee, which the Hedge Fund Nominee declined. The Nominating Committee and the Board met on February 11, 2026 and March 10, 2026 to consider the Hedge Fund Nominee and the Board Nominees. Following the recommendation of the Nominating Committee, the Board concluded that the Board Nominees have extensive experience with registered closed-end funds generally and/or with this Fund, its objective, strategies and service providers. On the other hand, the Board concluded that the Hedge Fund Nominee does not have the same experience with the Fund (or comparable funds from other sponsors), its investment objective and strategies and its service providers. In addition, the Board assessed that the Hedge Fund Nominee does not have the extensive experience with investment company governance under U.S. law possessed by the current Trustees. The Board considered that the Hedge Fund Nominee may seek to advance the short-term goals of the Saba Hedge Fund rather than the long-term interests of all Fund shareholders. On the other hand, the Board considered that the Board Nominees are members of the current Board of Trustees of the Fund, which is composed of highly experienced Trustees with a history of taking actions for the Fund, and other funds in the Gabelli fund complex that they oversee, designed to enhance shareholder value. For example, the Board noted that the current Board of Trustees had demonstrated its commitment to seeking to enhance shareholder value by approving a spin-off of a newly created closed-end fund whose investment objective will be to seek income and capital appreciation by investing in preferred securities (“Preferred Trust”) from the Fund. The Board of Trustees believes the spin-off transaction will enhance shareholder value by providing shareholders interests in a separate fund focused primarily on preferred securities which potentially offer attractive opportunities for current income and capital appreciation and may be less sensitive to interest rate fluctuations than other types of income-producing securities and thereby may allow shareholders to more closely align their investment portfolio with their desired exposure to different segments of the market by retaining or disposing of their shares of the Fund and/or Preferred Trust. The spin-off transaction remains subject to regulatory approvals and approval of Fund shareholders, which will be sought at a future meeting of shareholders of the Fund, and this proxy statement is not soliciting any vote or proxy with respect to the spin-off transaction.

On the basis of such evaluation of the Hedge Fund Nominee and the Board Nominees, the Nominating Committee recommended, and the Board nominated, the Board Nominees for election as Trustees. The Board unanimously recommends that shareholders vote FOR the election of the Board Nominees listed in this Proxy Statement and on the enclosed WHITE proxy card.

The Board does NOT endorse the Hedge Fund Nominee and unanimously recommends that you disregard and do not return any proxy card you receive from Saba. Voting “AGAINST” or to “WITHHOLD” or to “ABSTAIN” with respect to the Hedge Fund Nominee on a proxy card sent to you by Saba is NOT the same as voting for the Board Nominees because any vote on Saba’s proxy card will not constitute a vote for the Board Nominees and will revoke any proxy you previously submitted. If you have previously submitted a proxy card sent to you by or on behalf of Saba, you can revoke that proxy and vote for the Board Nominees by delivering a duly executed WHITE proxy card bearing a later date, by voting again through the toll-free number or the internet address listed in the WHITE proxy card or by attending the Meeting and voting your shares in person. Only your latest dated proxy will be counted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is Chairman, Co-Chief Executive Officer, and Chief Investment Officer of Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director, and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, MBA from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Agnes Mullady. Ms. Mullady was an officer of registered investment companies within the Fund Complex from 2006 until 2019, President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC from 2010 until 2019, Chief Executive Officer of G.distributors, LLC from 2011 until 2019, Senior Vice President of GAMCO Investors, Inc. (“GAMI”) from 2008 until 2019, Vice President of Gabelli Funds, LLC from 2006 until 2019, and Executive Vice President of Associated Capital Group, Inc. from 2016 until 2019. Prior to joining GAMI in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005. Ms. Mullady received her MBA degree in Finance from New York Institute of Technology and her BA in Accounting from Queens College.

Christina A. Peeney. Ms. Peeney is an Adjunct Professor in the Business and Computer Science Department at Middlesex County College in Edison, New Jersey. She also is an Analyst at Amabile Partners. She previously was an Auditor at Ernst & Young and a Senior Account Executive at Prudential Investments Retirement Services. She received a Bachelor of Arts degree from Rutgers University, and an MBA in Finance from the Gabelli School of Business at Fordham University.

Independent Trustees/Board Nominees

Robert P. Astorino Mr. Astorino is President of SR Media LLC, a company that advises CEOs and other leaders on public policy, media, and government relations. Prior to this, Mr. Astorino held senior management positions at Disney’s ESPN Radio, Sirius-XM, and the Catholic Archdiocese of New York. In these roles, he oversaw the development of key divisions, directly managing personnel, budgets, and operations. Mr. Astorino has more than 30 years of experience in national, state and local government, having served two-terms as Westchester County Executive, in addition to other elected and appointed positions. Mr. Astorino is a member of the iHeart Radio Local Advisory Board in New York and was previously an advisor for AUA Private Equity Partners, serving on the Board of Water Lilly Foods. He received a Bachelor of Arts in Communications, with minors in Spanish and Political Science, from Fordham University.

Elizabeth C. Bogan, Ph.D. Dr. Bogan was formerly Senior Lecturer in Economics at Princeton University from 1992 until 2020. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on committees for other funds in the Fund Complex. She received a Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of the Fund’s Nominating Committee. Mr. Colavita serves on board committees with respect to other funds in the Fund Complex on whose boards he sits. He has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is a member of the Fund’s Audit and ad hoc Pricing Committees, and serves on comparable or other board committees with respect to funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He is also a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Vice Admiral Colin J. Kilrain, USN (retired). Vice Admiral Kilrain is a retired Vice Admiral of the United States Navy who served more than 38 years as a Navy SEAL, leading special operations forces in peace and conflict around the globe. He held senior government roles on the National Security Council and served as Senior Military Advisor to both the Central Intelligence Agency and the Secretary of State. His command assignments included Commander of NATO Special Operations Command, Task Force Commander at Joint Special Operations Command (JSOC), and Commander of Special Operations Command, Pacific. He is a graduate of Lehigh University and holds a Master of Science in National Resource Strategy from the Eisenhower School of Defense.

Michael J. Melarkey, Esq. Mr. Melarkey, Esq., after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, retired from the active practice of law. He was Chairman of the board of Southwest Gas Corporation and serves on its Nominating and Audit, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of La Chiave Foundation and The E. L. Wiegand Foundation. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law and Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting and the former Managing Partner of a certified independent registered public accounting firm, Salibello & Broder, with over forty years of experience in public accounting. He is Chairman of the Fund’s Audit Committee and the Fund’s designated Audit Committee Financial Expert. Mr. Salibello serves in a comparable role with respect to other funds in the Fund Complex. He is a Director of LICT Corp., a telecommunications company, a former director of Nine West, Inc., a group of companies in the ladies’ footwear and accessories business, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Accounting from St. Francis College and MBA in Finance from Long Island University.

Susan Watson Laughlin, CFA. Ms. Laughlin is an experienced business executive with diverse experience in multiple industries. Most recently, she was a member of the research team for Spencer Stuart’s global executive search practice, specializing in placement of board of directors members. She currently is a Director of PMV Consumer Acquisition Corp. Ms. Laughlin has worked as an independent marketing consultant and as an Investor Relations executive for companies including MCI, Inc.; Interpublic Group; Pepsico, Inc.; Nielsen Media Research; and Gannett Co. Her other experience includes roles as a Senior Media Analyst at Morgan Stanley & Co; Vice President (Financial Relations) at Metromedia, Inc.; Senior Media Analyst and Assistant Vice President at EF Hutton & Co.; and Vice President (Research) at Scudder, Stevens & Clark. Ms. Laughlin is a member of the CFA Institute and a past president of the Investor Relations Association. She received her Bachelor’s degree from the University of Southern California and Master of Arts from City College of New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, he is currently a member of the Board of Trustees of St. John’s University. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief

Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees, other than Mr. Gabelli and Mses. Mullady and Peeney, are Independent Trustees and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Board Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee, as of December 31, 2025.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	E	E
Agnes Mullady	E	E
Christina A. Peeney	B	B

INDEPENDENT TRUSTEES/NOMINEES:
Robert P. Astorino	B	E
Elizabeth C. Bogan(3)	C	E
Anthony S. Colavita(3)	C	C
James P. Conn(3)	C	E
Frank J. Fahrenkopf, Jr.	A	E
Colin J. Kilrain(3)	A	A
Michael J. Melarkey	E	E
Salvatore M. Salibello	E	E
Susan Watson Laughlin	D	E
Salvatore J. Zizza	D	E

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2025. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”
(3)	Vice Admiral Kilrain became a Trustee of the Fund on February 11, 2026. Dr. Bogan purchased 400 Common Shares on January 27, 2026, Mr. Conn purchased 1,000 Common Shares on January 27, 2026, and Mr. Colavita purchased 684 Common Shares on February 9, 2026.

Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund, as of December 31, 2025.

Name of Trustee/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Class of Shares Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	789,813 Common Shares(3)	*
	17,130,000 Series M Preferred(4)	58.4%
Agnes Mullady	150 Common Shares	*
Christina A. Peeney	230 Common Shares	*
	10,000 Series M Preferred	*

INDEPENDENT TRUSTEES/NOMINEES:
Robert P. Astorino	200 Common Shares	*
	500 Series M Preferred	*
Elizabeth C. Bogan	400 Common Shares(5)	*
Anthony S. Colavita	684 Common Shares(5)	*
James P. Conn	1,000 Common Shares(5)	*
Frank J. Fahrenkopf, Jr.	–	*
Colin J. Kilrain(6)	–	*
Michael J. Melarkey	5,952 Common Shares	*
Salvatore M. Salibello	10,000 Common Shares	*
Susan Watson Laughlin	2,343 Common Shares	*
Salvatore J. Zizza	2,586 Common Shares(7)	*

EXECUTIVE OFFICERS:
John C. Ball	12 Common Shares	*
Peter Goldstein	–	*
Richard J. Walz	–	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares of such class outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes less than 1% of the total Common Shares outstanding and 59% of the total Preferred Shares outstanding.
(3)	Includes 143,813 Common Shares owned by Mr. Gabelli, 626,000 Common Shares owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder, 15,000 Common Shares owned by GGCP, Inc. and 3,000 Common Shares owned by Gabelli Foundation. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.
(4)	Includes 5,430,000 shares of Series M Preferred owned by Mr. Gabelli; 3,500,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 2,500,000 shares of Series M Preferred owned by Gabelli Foundation Inc, 3,600,000 shares of Series M Preferred owned by GAMCO Investors, Inc, 1,700,000 shares of Series M Preferred owned by GGCP, Inc. and 400,000 shares of Series M Preferred by GAMCO Asset Management Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.
(5)	Dr. Bogan purchased 400 Common Shares on January 27, 2026, Mr. Conn purchased 1,000 Common Shares on January 27, 2026, and Mr. Colavita purchased 684 Common Shares on February 9, 2026.
(6)	Vice Admiral Kilrain became a Trustee of the Fund on February 11, 2026.
(7)	Includes 1,086 Common Shares owned by Mr. Zizza’s spouse.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee/Nominee	Name of Owner and Relationships to Trustee/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$4	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,852,914	2.01%
Michael Melarkey	Same	PMV Consumer Acquisitions Corp.	Warrants	$4	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$3,027,322	1.98%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$422,118	*
Salvatore J. Zizza	Same	LICT Corp.	Common Stock	$232,050	*

(1)	This information has been furnished as of December 31, 2025.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund pays each Independent Trustee and certain Interested Trustees an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2025, amounted to $326,000. During the fiscal year ended December 31, 2025, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he or she is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of: (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 11, 2026. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com/funds/closed-end-funds/corporate-governance/.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025, to the Fund and to the Adviser and certain of its affiliates. The Audit

Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 5, 2026, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2025, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by PCAOB auditing standards and rules. The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2025.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Salvatore M. Salibello (Chairman)

Frank J. Fahrenkopf, Jr.

Salvatore J. Zizza

February 5, 2026

The Audit Committee met two times during the fiscal year ended December 31, 2025. The Audit Committee is composed of three of the Fund’s Independent Trustees, Messrs. Salibello (Chairman), Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Salibello has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, Messrs. Colavita (Chairman), Melarkey, and Zizza. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2025. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information in addition to any information required by the Fund’s By-Laws:

●	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

●	If requested by the Nominating Committee, a completed and signed trustee’s questionnaire.

In addition, the Nominating Committee may request any additional information it deems necessary, relevant or desirable to discharge its responsibility to review the qualifications, skills, qualities and other relevant factors of any trustee nominee recommended by a shareholder, and shareholders recommending a trustee candidate for nomination by the Nominating Committee are encouraged to provide all other information that would be required to be submitted under the Fund’s Declaration of Trust and By-Laws in the event such shareholders were nominating such trustee candidate for election on their own.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund’s governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund’s adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund’s governing documents for more details.

The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information About Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com/funds/closed-end-funds/corporate-governance/.

Other Board Related Matters

Board Communications

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Dividend & Income Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Shareholders wishing to communicate electronically with the Board of Directors may do so by sending an email to closedend@gabelli.com.

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund has not required Trustees or nominees for election as Trustee to attend annual shareholder meetings, but Trustees and nominees or election as Trustees are invited to attend the Meeting. No Trustee or nominee for election as Trustee attended the Fund’s annual meeting of shareholders held on May 12, 2025.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2025.

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*

INTERESTED TRUSTEES/NOMINEE:
Mario J. Gabelli
Trustee and Chief Investment Officer	$0	$0	(30)
Agnes Mullady
Trustee	$26,000	$133,000	(14)
Christina A. Peeney
Trustee	$26,000	$44,500	(3)

INDEPENDENT TRUSTEES/NOMINEES:
Robert P. Astorino
Nominee	$26,000	$26,000	(1)
Elizabeth C. Bogan
Trustee	$26,000	$152,500	(12)
Anthony S. Colavita
Trustee	$28,000	$174,500	(23)
James P. Conn
Trustee	$28,000	$291,000	(23)
Frank J. Fahrenkopf, Jr.
Trustee	$28,000	$160,000	(11)
Colin J. Kilrain**
Trustee	$0	$27,361	(3)
Michael J. Melarkey
Trustee	$26,000	$193,000	(24)
Salvatore M. Salibello
Trustee	$31,000	$91,500	(6)
Susan Watson Laughlin
Trustee	$26,000	$34,500	(2)
Salvatore J. Zizza
Trustee	$29,000	$328,750	(35)

OFFICER:
Carter W. Austin
Vice President and Ombudsman	$90,944	N/A	N/A

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2025, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios
**	Mr. Kilrain became a Trustee of the Fund on February 11, 2026.

Required Vote

Proposal 1(a). With respect to the election of Trustees by the holders of Common Shares and Preferred Shares voting together as a single class, because the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected (i.e., a contested election), the election of a Trustee nominee requires the affirmative vote of a majority of the Fund’s outstanding Common Shares and Preferred Shares entitled to vote for the election of any Trustee or Trustees at the Meeting at which a quorum is present with respect to the vote on the election of such Trustee(s), voting together as a single class. For purposes of determining the election of the Trustees nominee, abstentions and broker non-votes will have the effect of a vote against a nominee.

Proposal 1(b). With respect to the election of Trustees by the holders of Preferred Shares voting as a separate class, because the number of persons nominated for election as Trustees equals the number of Trustees to be elected, the election of a Trustee nominee requires the affirmative vote of a plurality of the Preferred Shares present in person or represented by proxy and entitled to vote for the election of any Trustee or Trustees at the Meeting at which a quorum is present with respect to the vote on the election of such Trustee(s). A “plurality” means that the nominee who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a Trustee. Since the Trustee nominee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class, is running unopposed, such nominee only needs one vote to be elected if there is a quorum present at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE BOARD NOMINEE USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2024 and 2025, respectively.

Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
2024	$54,612	$5,000	$5,480	—
2025	$55,705	$5,000	$5,590	—

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his or her decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2024 and December 31, 2025, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2024 and 2025, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Proxy Solicitation Expenses

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, videoconference, in person, text message or other electronic means. In addition, the Fund has retained EQ Fund Solutions, LLC (“EQ”) to assist in the solicitation of proxies for an estimated fee of $50,000 plus reimbursement of expenses. The Fund may incur additional fees if it requests additional services. EQ estimates that approximately 45 of its employees will assist in the Fund’s proxy solicitation. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. The Fund’s aggregate expenses in connection with its solicitation of proxies, excluding (i) normal expenses related to a non-contested solicitation of proxies, and (ii) salaries and wages of our officers and regular employees, are expected to aggregate to approximately $1,000,000, of which approximately $20,000 has been spent to date. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2025, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Mr. Gabelli who filed one late Form 4 filing and Anthonie C. van Ekris (who has served as a Trustee of the Fund but is not standing for reelection at the Meeting) who filed one late Form 4 filing.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the vote of majority of the outstanding Common Shares and Preferred Shares entitled to vote at the Meeting, voting as a single class, is required to elect each Trustee nominee to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class, abstentions and broker non-votes, if any, will have the effect as a vote against a nominee. Because the votes of a plurality of the Preferred Shares present in person or by proxy is required to elect each nominee for Trustee to be elected by the holders of the Preferred Shares, voting as a separate class, abstentions and broker non-votes, if any, will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Brokers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Because of the contested nature of the election of Trustees, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election. Additionally, to the extent your broker provides you with Saba’s proxy materials, your broker may not vote your shares on routine matters or non-routine matters. We urge you to provide instructions to your broker to vote your shares using the WHITE proxy card so that your vote may be counted.

All shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the WHITE proxy card, but don’t fill in a vote, your shares will be voted FOR the Board’s nominees for election as Trustees. If any other business is brought before the Meeting, your shares will be voted at the proxies’ discretion and in accordance with applicable state and federal proxy rules.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2026.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Declaration of Trust and By-Laws, together with any amendments or supplements thereto) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series H, J, K and M Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022, are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022, are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees has considered the DSTA Control Share Statute. The Board of Trustees has adopted resolutions exempting from the application of the DSTA Control Share Statute acquisitions of preferred shares of beneficial interest of the Fund directly from the Fund or the Fund’s distributor, underwriter, placement agent or selling agent, as applicable. As of the date hereof, the Board of Trustees has not received notice of the occurrence of any other control share acquisition nor has been requested to exempt any other acquisition. Therefore, the Board of Trustees has not determined whether the application of the DSTA Control Share Statute to any other acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any other acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that control share bylaws and the opting into state control share statutes violated the 1940 Act. The Board of Trustees has considered the DSTA Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of state control share statutes. The Board of Trustees intends to continue to monitor developments relating to the DSTA Control Share Statutes and state control share statutes generally. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The limitations of the DSTA Control Share Statute described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund and may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”) at the Fund’s next Annual Meeting of Shareholders to be held in 2027 (the “2027 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2027 proxy statement and 2027 proxy relating to that meeting no later than December 2, 2026. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to Rule 14a-8. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2027 Annual Meeting, the shareholder notice (and information summarized below and described fully in the Fund’s By-Laws) must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 13, 2026, and no later than January 11, 2027; provided, however, that if the 2027 Annual Meeting is to be held on a date that is earlier than April 16, 2027, or later than June 5, 2027, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee’s disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee’s consent to serve as a Trustee if elected and the nominee’s satisfaction of the Trustee qualifications set forth in the Fund’s governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee’s questionnaire, including a supplement, relating to the nominee’s satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund’s governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s governing documents.

ADDITIONAL INFORMATION ABOUT THE SOLICITATION

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE WHITE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

March 31, 2026

APPENDIX A

Information Concerning Participants in the Solicitation

Under applicable SEC rules and regulations, the Trustees, the Board Nominees, certain executive officers of the Fund and the Adviser and certain of its employees may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Board Nominees

The following sets forth the names of the Trustees and Board Nominees who may be deemed to be “participants” in the solicitation. The principal occupations and business addresses of the Trustees and Board Nominees are set forth under “Proposal: To Elect Four (4) Trustees of the Fund—Information about Trustees and Officers” in this Proxy Statement.

Robert P. Astorino
Elizabeth C. Bogan
Anthony S. Colavita
James P. Conn
Frank J. Fahrenkopf

Mario J. Gabelli

Colin J. Kilrain
Susan Watson Laughlin
Michael J. Melarkey
Agnes Mullady
Christina A. Peeney
Salvatore M. Salibello
Salvatore J. Ziza

Executive Officers and Adviser Employees

The following sets forth the name, principal occupation and business address of each of the Fund’s executive officers and any Adviser employee who may be deemed to be “participants” in the solicitation.

Name	Principal Occupation(s)	Business Address
John C. Ball	President and Treasurer of the Fund; Senior Vice President of GAMCO Investors, Inc.; President and Chief Operating Officer of Gabelli Funds, LLC; Chief Executive Officer of G. Distributors, LLC; Officer of registered investment companies within the Gabelli Fund Complex	One Corporate Center, Rye, NY 10580-1422
Peter Goldstein	Secretary and Vice President of the Fund; General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc.	One Corporate Center, Rye, NY 10580-1422
Richard J. Walz	Chief Compliance Officer of the Fund and other registered investment companies within the Gabelli Fund Complex	One Corporate Center, Rye, NY 10580-1422

Information Regarding Ownership of the Fund’s Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers and Adviser Employees” owns any securities of the Fund of record or beneficially as of December 31, 2025, except as set forth under “Proposal: To Elect Four (4) Trustees of the Fund—Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for Each Trustee and Board Nominee for Election as Trustee.”

Information Regarding Transactions in the Fund Securities by Participants

None of the persons listed above under “Trustees and Board Nominees” or “Executive Officers and Adviser Employees” has engaged in any transactions deemed to be purchases and sales of the Fund’s securities during the past two years except as follows:

Name	Date	Title of Security	Number of Shares	Transaction Type
Mario J. Gabelli	February 17, 2026	Common Shares	4,500(1)	Purchase
	January 27, 2026	Common Shares	5,500(1)	Purchase
	December 26, 2025	Series M Cumulative Preferred Shares	400,000(1)	Purchase
	December 26, 2025	Series M Cumulative Preferred Shares	3,000,000(1)	Purchase
	December 26, 2025	Series M Cumulative Preferred Shares	200,000(1)	Purchase
	December 26, 2025	Series M Cumulative Preferred Shares	2,218,500(1)	Purchase
	November 18, 2025	Common Shares	5,000(1)	Purchase
	January 17, 2025	Common Shares	2,000(1)	Purchase
	January 17, 2025	Common Shares	300(1)	Purchase
	October 16, 2024	Common Shares	200(1)	Purchase
	October 15, 2024	Common Shares	2,000(1)	Purchase
	October 11, 2024	Series M Cumulative Preferred Shares	3,100,000(1)	Purchase
	October 11, 2024	Series M Cumulative Preferred Shares	600,000(1)	Purchase
	October 11, 2024	Series M Cumulative Preferred Shares	1,500,000(1)	Purchase
	October 11, 2024	Series M Cumulative Preferred Shares	80,000(1)	Purchase
	October 11, 2024	Series M Cumulative Preferred Shares	3,131,500(1)	Purchase
	September 4, 2024	Common Shares	8,000(1)	Purchase
	August 5, 2024	Common Shares	720(1)	Purchase
	August 2, 2024	Common Shares	3,280(1)	Purchase
	June 26, 2024	Series B Auction Rate Preferred Shares	8(1)	Sell
Anthony S. Colavita	February 9, 2026	Common Shares	684	Purchase
Elizabeth C. Bogan	January 27, 2026	Common Shares	400	Purchase
James P. Conn	January 27, 2026	Common Shares	1,000	Purchase
Susan Watson Laughlin	February 12, 2025	Common Shares	300	Purchase
Robert P. Astorino	October 11, 2024	Series M Cumulative Preferred Shares	500	Purchase
	June 11, 2024	Common Shares	200	Purchase
Agnes Mullady	October 11, 2024	Series M Cumulative Preferred Shares	10,000	Purchase

(1)	Shares owned by GGCP, Inc. (GGCP). Mario J. Gabelli is the Chief Executive Officer, a director, and the controlling shareholder of GGCP. Mr. Gabelli has less than a 100% interest in GGCP and disclaims beneficial ownership of the shares held by it which are in excess of his indirect pecuniary interest.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any associate of a participant or their respective immediate family members is either a party to any transaction or series of transactions since the beginning of the Fund’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or associate of a participant had, or will have, a direct or indirect material interest.

Except as described in this Appendix A or elsewhere in this Proxy Statement, (a) no participant or associate of a participant, directly or indirectly, beneficially owns any securities of the Fund or any securities of any subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or associate of a participant has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of their affiliates will or may be a party.

Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant since the beginning of the Fund’s last fiscal year with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

PROXY CARD

The Gabelli Dividend & Income Trust – Common Shares

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

WHITE PROXY CARD

***Holder Registration Listed here**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(888) 548-6498** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The undersigned holder of common shares of The Gabelli Dividend & Income Trust (the "Fund"), hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held on Monday, May 11, 2026, at 11:30 a.m., Eastern Time at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830, and any adjournment(s),postponement(s) or delay(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 11, 2026. The Proxy Statement is also available at **https://vote.proxyonline.com/Gabelli/docs/GDVproxy.pdf**

Th e G abelli Dividend & I ncome T r ust – Comm on S h ares SIG N , DAT E AND V O T E O N THE R EVE R S E SIDE 4. LIVE with a live operato r when you call tol l - free (888) 5 48 - 6498 M o nda y through F r iday 9 a.m. to 10 p.m. Ea stern t i me CONTRO L NUMBER PROXY IN CONNECT I O N WITH TH E AN N U AL MEE T ING O F SHAREHOLDERS T O BE HE L D O N MAY 11, 2026 Th e unders ig n ed ho l de r o f commo n share s o f Th e G abel l i Div idend & I n come Trus t (the “Fund” ) , he r eby appo i nt s Mario J . Gabe l l i , P e ter D . Go ldstei n a n d John C . Ball, o r a n y o f the m , each w i th f ul l powe r o f subs t itution, as t h e prox y o r prox i es fo r t h e u n d er s igned to : (i ) atte n d t h e An n ual Me e ti n g of S hareho l d ers of the F und (the “ Annual Meeti n g”) t o b e held o n Monda y , M a y 1 1 , 2 026 , at 11 : 3 0 a . m . , Easte r n T i me at Indian Harbor Ya c h t Club , 710 Ste a mboat R o ad, G r eenw i ch, C o n ne c tic u t, 06 8 3 0 , a n d a n y a djournmen t(s ) , postponem e nt(s ) o r delay(s ) t hereof ; a nd (ii ) cast o n beh alf o f t h e un d e r s igned all vo t es that the unders igned is e ntitl ed to cast at the Annua l Meeti n g a n d o therw is e to r e presen t t he u n dersigne d w ith all power s possesse d b y t h e unders ign e d as if person a l l y presen t at s u ch Ann u al M e e ting . Th e un der s ign e d a c knowl e dges rece ip t o f t h e Notice o f t h e An nua l Me e ti n g a n d the a cc o mpany i n g P ro x y Stat e m e n t . T h e unders ign e d hereb y re vo kes any prio r p ro x y gi v en w i th re spec t to the Annual M eet in g, and ra t if i es and confi r ms all that th e proxi es, o r a n y on e o f the m , m ay la w full y do . THI S PROX Y I S S O LI C ITED O N B EH AL F O F T HE BOARD O F TRUSTEE S O F TH E F U ND, W HICH UNA N I MOUSL Y R E C OM MENDS THA T YOU VOTE “FO R ” THE P R OPOS A L . IF THI S PROX Y IS P RO P E R LY E X E CU T E D , TH E V O T ES EN T IT L ED T O BE CAS T BY T H E UN D E R SIG N ED WIL L BE CAS T IN T H E M A N N ER D I REC T ED O N T H E R EVE R SE S I D E H ER E O F, AND THE Y WIL L B E V O TE D IN TH E DIS C RETION O F T H E PROX Y HO LDER(S ) O N AN Y OTH ER MA TT E R S TH A T MAY P RO P E R L Y COM E BEF O RE TH E ANN U AL M EE T ING O R ANY AD J O U RNM E NT( S ) O R POSTPO N E ME N T(S ) T H E R E O F. IF T H IS P ROXY IS PROP ER L Y E X E C UTED B U T N O D I R E C T ION IS MA D E AS R EGA RDS T O A P ROP O S A L INC L UDED IN TH E PROX Y ST A T EME N T , S UCH VOTES EN T IT L ED T O B E CA S T B Y TH E UND E RSIG N ED WIL L BE CAS T “ FO R ” S UCH PROP O SA L . Pleas e refe r to the Pro xy Sta t eme nt f or a d i sc u ss i on of t h e Proposa l . PLEAS E VO T E, DAT E A ND S I G N O N TH E R E V ER S E S I D E H E R E O F AND R E T URN TH E SIG N ED PROX Y PROMPTL Y IN T H E ENC L OS ED ENVELO P E . IMP O RTA N T N OT I C E RE GA R DIN G TH E AV A IL A BIL IT Y O F P ROXY MA T E R I ALS F O R T H E A NNUAL M EE T I NG O F SH A R E HOLDER S T O B E H ELD ON May 11 , 20 2 6 . Th e P rox y St at e m ent i s al s o a va i lable at https : //vo t e . pro x yonline . com / G a belli / do cs 1. MAIL your signed a n d voted prox y bac k i n the po stage paid envelope pr ovided 2. O NLINE at vote .pr oxyo n lin e .c om using yo u r prox y voting num ber f o un d below 3. PHO N E dia l toll - free (888) 22 7 - 9349 to reach an automated touc hton e vot i n g line PROX Y VOTIN G OP T IONS P R O XY C A R D YOU R V O T E IS IMP ORT A NT NO MAT TE R HOW MANY SH A RES Y OU OWN . TH E M A TTE RS WE ARE SUBMITT I NG FO R Y OU R CONSI D ER A TIO N ARE SIG NIFICAN T T O TH E FUN D AND TO YO U AS A FUN D SH A REHOLDER . PLEASE TA K E T HE T IM E TO READ T HE PR OX Y STATE M ENT AND C A ST YOUR PROX Y VO TE T ODAY! WHIT E PRO X Y CA RD *Holder Registration Li s ted here

WHITE PROXY CARD

The Gabelli Dividend & Income Trust – Common Shares

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL	FOR	WITHHOLD
1. Election of Trustees — The Board of Trustees urges you to vote <u>FOR</u> the election of the Nominees.		
A. Nominees:		
(01) Frank J. Fahrenkopf, Jr.	O	O
(02) Colin J. Kilrain	O	O
(03) Salvatore J. Zizza	O	O

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s),postponement(s) or delay(s) thereof, in the discretion of the proxy holder(s).

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

WHIT E PRO X Y CA RD Th e G abelli Dividend & I ncome T r ust – Comm on S h ares T O VOTE , M A R K ON E CIRCL E I N B L U E O R B L ACK I NK. E x a mp l e: ƽ FOR WI TH H O LD Y o u can vote on the intern et , b y t e lephone o r b y m ail. Please s e e t he r everse side f or instru ction s. PLEAS E VO T E ALL YOUR B A L LOTS I F YOU R E CE IVED MO R E THA N O N E B ALL O T D U E T O MULT IPL E I NV ES T ME NT S IN TH E FUN D . R E ME M B ER T O S IGN AND DAT E A B OV E BEFO R E MA I LING IN YO U R VOTE . T H IS PR OX Y CA RD IS VA LID ONL Y W HEN S IG N ED A ND DA T E D. THAN K YO U FO R VOT I NG YOUR SI G N A T URE IS REQUIRED FOR YOUR VO T E T O BE CO UNTE D . P l ease si gn exactly as your name(s ) a p p e ar(s) o n t h e p ro x y card . Jo in t o w ner s shoul d e a ch s ign personal l y . Trustee s a n d o ther fidu cia r i e s sh o ul d ind i cate t h e c apa ci t y in which t he y si gn, a nd whe r e mo r e t ha n o n e na m e app e ar s , a majo r ity must si gn . If a corp orati o n , t h e si gnature s ho uld b e t ha t o f an au thori z ed offic er who sh o ul d st ate hi s o r he r t it l e . SI G NATUR E ( A N D TITL E IF AP PLICABLE) DATE SI G NATUR E (IF H EL D JOINTLY) DATE P RO XY C A R D PROPOS AL Electio n o f T r ustee s — Th e Board of Tr u stee s urge s you t o vote F OR t h e electi o n o f t h e Nominees. Nominees: 1. A. O O (01) Fran k J . Fah r enkopf, Jr. O O (02) C o lin J. K ilra i n O O (03) Salv a tore J. Z iz z a T o vote and o therwise re p r esent the under s igned on any other bu siness tha t may properl y come befo re t he A nnua l Me e ting o r any adj o urnm e nt( s ) , po stponemen t ( s ) or delay( s ) thereof, in the discretio n o f the pr o x y h o l der( s ). 2.

GABELLI

PROXY CARD

The Gabelli Dividend & Income Trust – Preferred Shares

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

WHITE PROXY CARD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(888) 548-6498** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The undersigned holder of common shares of The Gabelli Dividend & Income Trust (the "Fund"), hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held on Monday, May 11, 2026, at 11:30 a.m., Eastern Time at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830, and any adjournment(s), postponement(s) or delay(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND THEY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 11, 2026. The Proxy Statement is also available at **https://vote.proxyonline.com/Gabelli/docs/GDVproxy.pdf**

Th e G abelli Dividend & I ncome T r ust – Prefe r red S hares SIG N , DAT E AND V O T E O N THE R EVE R S E SIDE 4. LIVE with a live operato r when you call tol l - free (888) 5 48 - 6498 M o nda y through F r iday 9 a.m. to 10 p.m. Ea stern t i me CONTRO L NUMBER PROXY IN CONNECT I O N WITH TH E AN N U AL MEE T ING O F SHAREHOLDERS T O BE HE L D O N MAY 11, 2026 Th e unders ig n ed ho l de r o f commo n share s o f Th e G abel l i Div idend & I n come Trus t (the “Fund” ) , he r eby appo i nt s Mario J . Gabe l l i , P e ter D . Go ldstei n a n d John C . Ball, o r a n y o f the m , each w i th f ul l powe r o f subs t itution, as t h e prox y o r prox i es fo r t h e u n d er s igned to : (i ) atte n d t h e An n ual Me e ti n g of S hareho l d ers of the F und (the “ Annual Meeti n g”) t o b e held o n Monda y , M a y 1 1 , 2 026 , at 11 : 3 0 a . m . , Easte r n T i me at Indian Harbor Yach t Club , 710 Stea mboat Ro ad , G re enwich , Conne cti c ut , 06 8 3 0 , a n d a n y a d j ournment(s ), postponem e nt(s ) o r delay(s ) t hereof ; a nd (ii ) cast o n beh alf o f t h e un d e r s igned all vo t es that the unders i gned is e ntitl ed to cast at the Annua l Meeti n g a n d o therw is e to r e presen t t he u n dersigne d w ith all power s possesse d b y t h e unders ign e d as if person a l l y presen t at s u ch Ann u al M eet in g . Th e un der s ign e d a c knowl e dges rece ip t o f t h e Notice o f t h e An nua l Me e ti n g a n d the a cc o mpany i n g P ro x y Stat e m e n t . T h e unders ign e d hereb y re vo kes any prio r p ro x y gi v en w i th re spec t to the Annual M eet in g, and ra t if i es and confi r ms all that th e proxi es, o r a n y on e o f the m , m ay la w full y do . THI S PROX Y I S S O LI C ITED O N B EH AL F O F T HE BOARD O F TRUSTEE S O F TH E F U ND, W HICH UNA N I MOUSL Y R E C OM MENDS THA T YOU VOTE “FO R ” THE P R OPOS A L . IF THI S PROX Y IS P RO P E R LY E X E CU T E D , TH E V O T ES EN T IT L ED T O BE CAS T BY T H E UN D E R SIG N ED WIL L BE CAS T IN T H E M A N N ER D I REC T ED O N T H E R EVE R SE S I D E H ER E O F, AND THE Y WIL L B E V O TE D IN TH E DIS C RETION O F T H E PROX Y HO LDER(S ) O N AN Y OTH ER MA TT E R S TH A T MAY P RO P E R L Y COM E BEF O RE TH E ANN U AL M EE T ING O R ANY AD J O U RNM E NT( S ) O R POSTPO N E ME N T(S ) T H E R E O F. IF T H IS P ROXY IS PROP ER L Y E X E C UTED B U T N O D I R E C T ION IS MA D E AS R EGA RDS T O A P ROP O S A L INC L UDED IN TH E PROX Y ST A T EME N T , S UCH VOTES EN T IT L ED T O B E CA S T B Y TH E UND E RSIG N ED WIL L BE CAS T “ FO R ” S UCH PROP O SA L . Pleas e refe r to the Pro xy Sta t eme nt f or a d i sc u ss i on of t h e Proposa l . PLEAS E VO T E, DAT E A ND S I G N O N TH E R E V ER S E S I D E H E R E O F AND R E T URN TH E SIG N ED PROX Y PROMPTL Y IN T H E ENC L OS ED ENVELO P E . IMP O RTA N T N OT I C E RE GA R DIN G TH E AV A IL A BIL IT Y O F P ROXY MA T E R I ALS F O R T H E A NNUAL M EE T I NG O F SH A R E HOLDER S T O B E H ELD ON May 11 , 20 2 6 . Th e P rox y St at e m ent i s al s o a va i lable at https : //vo t e . pro x yonline . com / G a belli / do cs 1. MAIL your signed a n d voted prox y bac k i n the po stage paid envelope pr ovided 2. O NLINE at vote .pr oxyo n lin e .c om using yo u r prox y voting num ber f o un d below 3. PHO N E dia l toll - free (888) 22 7 - 9349 to reach an automated touc hton e vot i n g line PROX Y VOTIN G OP T IONS P R O XY C A R D YOU R V O T E IS IMP ORT A NT NO MAT TE R HOW MANY SH A RES Y OU OWN . TH E M A TTE RS WE ARE SUBMITT I NG FO R Y OU R CONSI D ER A TIO N ARE SIG NIFICAN T T O TH E FUN D AND TO YO U AS A FUN D SH A REHOLDER . PLEASE TA K E T HE T IM E TO READ T HE PR OX Y STATE M ENT AND C A ST YOUR PROX Y VO TE T ODAY! WHIT E PRO X Y CA RD

WHITE PROXY CARD

The Gabelli Dividend & Income Trust – Preferred Shares

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL	FOR	WITHHOLD
1. Election of Trustees — The Board of Trustees urges you to vote <u>FOR</u> the election of the Nominees.		
A. Nominees for election by holders of Common Shares and Preferred Shares voting together as a single class:		
(01) Frank J. Fahrenkopf, Jr.	O	O
(02) Colin J. Kilrain	O	O
(03) Salvatore J. Zizza	O	O
B. Nominees for election by holders of Preferred Shares voting as a separate class:		
(04) Anthony S. Colavita	O	O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or delay(s) thereof, in the discretion of the proxy holder(s).		

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

WHIT E PRO X Y CA RD Th e G abelli Dividend & I ncome T r ust – Prefe r red S hares T O VOTE , M A R K ON E CIRCL E I N B L U E O R B L ACK I NK. E x a mp l e: ƽ FOR WI TH H O LD B. Nominees fo r el ection b y holders o f Preferred S hare s voting as a s e par ate clas s: (04) Ant hon y S . Colavita O O 2. T o vote and otherwise re p r esent the under s igned on any other bu siness tha t may properl y come befo re the A nnua l Me eting o r any adjo urnm ent( s ), po stponemen t (s) or delay( s ) thereof, in the discretion o f the prox y h o l der( s ). Y o u can vote on the intern et , b y t e lephone o r b y m ail. Please s e e t he r everse side f or instru ction s. PLEAS E VO T E ALL YOUR B A L LOTS I F YOU R E CE IVED MO R E THA N O N E B ALL O T D U E T O MULT IPL E I NV ES T ME NT S IN TH E FUN D . R E ME M B ER T O S IGN AND DAT E A B OV E BEFO R E MA I LING IN YO U R VOTE . T H IS PR OX Y CA RD IS VA LID ONL Y W HEN S IG N ED A ND DA T E D. THAN K YO U FO R VOT I NG YOUR SI G N A T URE IS REQUIRED FOR YOUR VO T E T O BE CO UNTE D . P l ease si gn exactly as your name(s ) a p p e ar(s) o n t h e p ro x y card . Jo in t o w ner s shoul d e a ch s ign personal l y . Trustee s a n d o ther fidu cia r i e s sh o ul d ind i cate t h e c apa ci t y in which t he y si gn, a nd whe r e mo r e t ha n o n e na m e app e ar s , a majo r ity must si gn . If a corp orati o n , t h e si gnature s ho uld b e t ha t o f an au thori z ed offic er who sh o ul d st ate hi s o r he r t it l e . SI G NATUR E ( A N D TITL E IF AP PLICABLE) DATE SI G NATUR E (IF H EL D JOINTLY) DATE P RO XY C A R D PROPOS AL Electio n o f T r ustee s — Th e Board of Tr u stee s urge s you t o vote F OR t h e electi o n o f t h e Nominees. Nominees f or election b y h olders of Commo n S hare s and Preferred Share s voti n g together a s a 1. A. singl e class: O O (01) Fran k J . Fah r enkopf, Jr. O O (02) C o lin J. K ilra i n O O (03) Salv a tore J. Z iz z a